Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
007594AA2
294826AA3
81727HAA2
Issuer
AEARO CO I
ERICO INTERNATIONAL CORP
SENSUS METERING SYSTEMS
Underwriters
Bear Stearns, DBSI
DBSI, ABN, JP Morgan, Keybanc, Natcity
CSFB, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AEAROC 8.25%, 4/15/2012
CADDY 8.875%, 3/1/2012
SENSU 8.625%, 12/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Sole Manager
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2004
2/12/2004
12/11/2003
Total dollar amount of offering sold to QIBs
 $                                                 175,000,000
 $                                                 141,000,000
 $                                                 275,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 175,000,000
 $                                                 141,000,000
 $                                                 275,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.84%
2.75%
Rating
B3/B-
B3/B-
Caa1/B-
Current yield
8.25%
8.88%
8.63%
Benchmark vs Spread (basis points)
476 bp
458 bp
442 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
575,000
 $                   575,000
0.33%
2.00%
-0.13%
6/30/2004
Total

575,000
 $                   575,000
0.33%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037AE2
639579AF8
729136AG6
Issuer
AINSWORTH LUMBER
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
DBSI, Goldman Sachs
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN 7.25% 10/1/2012
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 275,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 275,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
B2/B+
Caa1/CCC+
B3/B
Current yield
7.25%
8.92%
12.84%
Benchmark vs Spread (basis points)
345 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
565,000
 $                   565,000
0.21%
1.50%
0.00%
9/17/2004
Total

565,000
 $                   565,000
0.21%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037AF9
639579AF8
729136AG6
Issuer
AINSWORTH LUMBER
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
DBSI, Goldman Sachs
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN Float 10/1/2010
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.50%
2.25%
Rating
B2/B+
Caa1/CCC+
B3/B
Current yield
5.66%
8.92%
12.84%
Benchmark vs Spread (basis points)
375 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
565,000
 $                   565,000
0.32%
1.25%
0.00%
9/17/2004
Total

565,000
 $                   565,000
0.32%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
029912AP7
600814AH0
15101QAB4
Issuer
AMERICAN TOWER CORP
MIILICOM INTL
CELESTICA INC
Underwriters
CSFB, Bear Stearns, BNY, Calyon, Citigroup,
DBSI, Goldman Sachs, Greenwich, JP
Morgan, Rabobank, RBC, TD Securities
Morgan Stanley, Citigroup, CSFB, DBSI
Citigroup, BofA, DBSI, CIBC, CSFB,
McDonald, RBC, Scotia, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AMT 7.125% 10/15/2012
MICC 10% 12/1/2013
CLS 7.875% 7/1/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/28/2004
11/19/2003
6/10/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.00%
Rating
Caa1/CCC
B3/B-
Ba3/B+
Current yield
7.13%
10.00%
7.88%
Benchmark vs Spread (basis points)
332 bp
602 bp
332 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
3,005,000
 $
3,005,000
1.00%
-1.00%
0.18%
9/30/2004
Total

3,005,000
 $
3,005,000
1.00%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
019622282
718286AW7
900123AU4
Issuer
ARIES VERMOGENSVERWALTNG
REPUGLIC OF PHILIPPINES
REPUBLIC OF TURKEY
Underwriters
DBSI, Goldman Sachs
CSFB, HSBC, UBS
JP Morgan, Lehman Brothers, ABN Amro,
Bear Stearns, Citigroup, Commerabank,
CSFB, Deutsche Bank AG London, HSBC,
HVB, Merrill Lynch International, T Vakiflar,
Turkiye Garanti
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ARIES 9.6% 10/25/2014
PHILIP 8.875% 3/17/2015
TURKEY 9% 6/30/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/1/2004
3/10/2004
6/24/2004
Total dollar amount of offering sold to QIBs
 $                                               2,435,500,000
 $                                                 500,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               2,435,500,000
 $                                                 500,000,000
 $                                                 750,000,000
Public offering price
 $                                                         100.00
 $                                                           99.14
 $                                                           98.73
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.06%
0.08%
0.18%
Rating
Ba2/BB+
Ba2/BB
Ba/BB-
Current yield
9.60%
9.00%
9.25%
Benchmark vs Spread (basis points)
499.6 bp
478 bp
475 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
3,000,000
 $
3,000,000
0.12%
12.25%
4.41%
9/30/2004
Total

3,000,000
 $
3,000,000
0.12%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
07329UAA0
55801RAC4
960413AB8
Issuer
BCP CAYLUX HLDNG LUX SCA
HUNTSMAN LLC
WESTLAKE CHEMICAL CORP
Underwriters
BofA, DSBI, Morgan Stanley
CSFB, DBSI, CIBC, Citigroup, JP Morgan,
UBS
BofA, CSFB, DBSI, JP Morgan, CIBC,
Citigroup, Credit Lyonnais, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CAAGR 9.625%, 6/15/2014
HUNTSM 11.625%, 10/15/2010
WESLAK 8.75%, 4/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/3/2004
9/16/2003
7/21/2003
Total dollar amount of offering sold to QIBs
 $                                               1,225,000,000
 $                                                 455,400,000
 $                                                 380,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,225,000,000
 $                                                 455,400,000
 $                                                 380,000,000
Public offering price
 $                                                         100.00
 $                                                           98.82
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
4.00%
2.25%
1.75%
Rating
B3/B-
B2/B
Ba3/B+
Current yield
9.63%
11.89%
8.75%
Benchmark vs Spread (basis points)
491
612 bp
325 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
11,055,000
 $
11,055,000
0.90%
3.62%
1.67%
6/30/2004
Total

11,055,000
 $
11,055,000
0.90%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
ED4053168
05461YAA4
171871AB2
Issuer
CABLECOM LUXEMBOURG SCA
AXTEL SA
CINCINNATI BELL INC
Underwriters
Deutsche Bank AG London, Goldman Sachs,
JP Morgan, BNP Paribas, CSFB
CSFB
BofA, CSFB, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CABCOM 9.75%, 4/15/2014
AXTEL 11%, 12/15/2013
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2004
12/9/2003
1/15/2004
Total dollar amount of offering sold to QIBs
 $                                                 290,000,000
 $                                                 175,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 290,000,000
 $                                                 175,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
2.00%
Rating
Caa1/CCC+
B2/B
B2/B-
Current yield
9.75%
11.00%
7.25%
Benchmark vs Spread (basis points)
561 bp
641 bp
464 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
905,000
 $                   905,000
0.31%
19.46%
-0.13%
6/30/2004
Total

905,000
 $                   905,000
0.31%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
161175AA2
600814AH0
171871AB2
Issuer
CHARTER COMM OPT
MILLICOM INTL CELLULAR
CINCINNATI BELL INC
Underwriters
BofA, Citigroup, CSFB, JP Morgan, ABN,
Bank of New York, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia Capital, Societe Generale
Morgan Stanley, Citigroup, CSFB, DBSI
BofA, CSFB, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHTR 8%, 4/30/2012
MICC 10%, 12/1/2013
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/20/2004
11/19/2003
1/15/2004
Total dollar amount of offering sold to QIBs
 $                                               1,100,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,100,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
2.00%
2.00%
Rating
B2/B-
B3/B-
B2/B-
Current yield
8.00%
10.00%
7.25%
Benchmark vs Spread (basis points)
387 bp
336 bp
464 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,225,000
 $
2,225,000
0.20%
0.00%
0.00%
4/20/2004
Total

2,225,000
 $
2,225,000
0.20%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BH9
165167BC0
870738AE1
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAK ENERGY CORP
SWIFT ENERGY CO
Underwriters
UBS, BofA, Bear Stearns, Lehman Brothes,
Morgan Stanley, Citigroup, CSFB, DBSI,
Raymond James, RBC Capital, Bank of
Oklahoma, Barclays, BNP Paribas, Calyon
Securities, Comerica Bank, SunTrust, TD
Securities
Bear Stearns, CSFB, Salomon
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 7 8/15/2014
CHK 7.5% 9/13/2009
SFY 7.625% 7/15/2011
Is the affiliate a manager or co-manager of offering?
Sr Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/28/2004
9/15/2003
6/9/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.00%
2.25%
Rating
Ba3/BB-
Ba3/BB-
B1/BB-
Current yield
7.00%
7.50%
7.63%
Benchmark vs Spread (basis points)
241 bp
226 bp
286 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
1,385,000
 $
1,385,000
0.46%
2.72%
0.38%
8/17/2004
Total

1,385,000
 $
1,385,000
0.46%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BF3
283703AA4
40274WAA2
Issuer
CHESAPEAKE ENERGY CORP
EL PASO PRODUCTION HLDG
GULFTERRA ENERGY PARTNER
Underwriters
BofA, Bear Stearns, CSFB, Lehman, Banc
One, BNP, Citigroup, Comerica, Credit
Lyonnais, DBSI, Morgan Stanley, Raymond
James, RBC, Suntrust, TD Securities, UBS,
Wells Fargo
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
CSFB, JP Morgan, Wachovia, Banc One,
BNP, Credit Lyonnais, Fortis, Royal Bank of
Scotland, Scotia, SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 7.5%, 6/15/2014
EP 7.75%, 6/1/2013
GTM 6.25%, 6/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2004
5/20/2003
6/26/2003
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                               1,200,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                               1,200,000,000
 $                                                 250,000,000
Public offering price
 $                                                           98.27
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
25.00%
1.75%
Rating
Ba3/BB-
B3/B-
Ba3/BB
Current yield
7.75%
7.75%
6.25%
Benchmark vs Spread (basis points)
302 bp
444 bp
195 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,195,000
 $
2,157,005
0.73%
4.81%
2.59%
6/30/2004
Total

2,195,000
 $
2,157,005
0.73%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
20589QAK5
090572AF5
018012294
Issuer
CONCENTRA OPERATING CORP
BIO-RAD LABORATORIES INC
NEIGHBORCARE INC
Underwriters
Citigroup, CSFB, DBSI, Jefferies, JP Morgan
Goldman Sachs, Banc One, CSFB, DBSI,
Robert W. Baird
Goldman Sachs, Lehman Brothers, UBS, JP
Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CCMC 9.125%, 6/1/2012
BIO 7.5%, 8/15/2013
NCRX 6.875%, 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/25/2004
8/6/2003
10/29/2003
Total dollar amount of offering sold to QIBs
 $                                                 155,000,000
 $                                                 225,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 155,000,000
 $                                                 225,000,000
 $                                                 250,000,000
Public offering price
 $                                                           98.61
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
1.75%
2.75%
Rating
B3/B-
Ba3/BB-
Ba3/B+
Current yield
9.38%
7.50%
6.88%
Benchmark vs Spread (basis points)
482 bp
249 bp
241 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
1,110,000
 $
1,094,604
0.72%
1.84%
0.00%
5/25/2004
Total

1,110,000
 $
1,094,604
0.72%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
20903HAA6
171871AA4
600814AH0
Issuer
CONSOLIDATED COMM HLD
CINCINNATI BELL INC
MILLICOM INTL CELLULAR
Underwriters
Citigroup, CSFB, DBSI
BofA, CSFB, Goldman Sachs, Fleet,
McDonald, PNC Capital, RBC Capital,
Wachovia
Morgan Stanley, Citigroup, CSFB, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CONCOM 9.75%, 4/1/2012
CBB 7.25%, 7/15/2013
MICC 10%, 12/1/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/2/2004
7/2/2003
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 200,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 200,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.00%
Rating
B3/B-
B2/B-
B3/B-
Current yield
9.75%
7.25%
10.00%
Benchmark vs Spread (basis points)
594 bp
464 bp
582 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
5,555,000
 $
5,555,000
2.78%
1.50%
0.06%
6/30/2004



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
246626AM7
784635AH7
74962JAB5
Issuer
DELCO REMY INTL INC
SPX CORPORATION
RJ TOWER CORP
Underwriters
CSFB, DBSI, Wachovia
JP Morgan, Goldman Sachs, Lazard, Lehman,
UBS
BofA, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RMY 9.375%, 4/15/2012
SPW 6.25%, 6/15/2011
TWR 12%, 6/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2004
6/5/2003
6/6/2003
Total dollar amount of offering sold to QIBs
 $                                                 150,000,000
 $                                                 300,000,000
 $                                                 258,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 150,000,000
 $                                                 300,000,000
 $                                                 258,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           97.21
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.75%
2.25%
Rating
B3/CCC+
Ba3/BB+
B1/B-
Current yield
9.38%
6.25%
12.34%
Benchmark vs Spread (basis points)
548 bp
146 bp
779 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
3,040,000
 $
3,040,000
2.03%
-1.04%
-0.18%
4/21/2004
Total

3,040,000
 $
3,040,000
2.03%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
269246AE4
007503385
216845AD9
Issuer
E*TRADE FINANCIAL CORP
DOLLAR FINANCIAL GROUP
COOPERATIVE COMPUTING
Underwriters
Morgan Stanley, CSFB, DBSI, Sandler O'Neill
Fleet
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ET 8%, 6/15/2011
DOLLAR 10.875%, 11/15/2006
COOPCP 10.5%, 6/15/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/2/2004
11/12/1996
6/13/2003
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 109,800,000
 $                                                 157,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 109,800,000
 $                                                 157,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.69
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
3.00%
2.75%
Rating
B1/B+
B
B2/B+
Current yield
8.00%
10.88%
10.77%
Benchmark vs Spread (basis points)
361 bp
528 bp
529 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
8,970,000
 $
8,970,000
2.24%
-0.50%
1.47%
6/30/2004
Total

8,970,000
 $
8,970,000
2.24%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAC1
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL 7.125% 7/15/2014
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
N/A
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
7.13%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,760,000
 $
2,760,000
0.55%
1.25%
0.00%
7/16/2004
Total

2,760,000
 $
2,760,000
0.55%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAA5
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL Float 7/15/2009
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
4.38%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
1,675,000
 $
1,675,000
0.42%
1.13%
0.00%
7/16/2004



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
368266AA0
71645WAG6
ED1526349
Issuer
GAZ CAPITAL
PETROBRAS INTL FINANCE
GAZ CAPITAL (GAZPROM)
Underwriters
CSFB, DBSI
Bear Stearns, DBSI, HSBC, Santander
Deutsche Bank AG London, UBS, ABN,
Commerzbank, CSFB, Dresdner, HBV, JP
Morgan, Merrill Lynch, Morgan Stanley,
Renaissance Cpaital, Rosbank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GAZPRU 8.625%, 4/28/2034
PETBRA 9.125%, 7/2/2013
GAZPRU 7.8%, 9/27/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
Joint Lead
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/23/2004
6/27/2003
9/16/2003
Total dollar amount of offering sold to QIBs
 $                                               1,200,000,000
 $                                                 750,000,000
 $                                               1,000,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,200,000,000
 $                                                 750,000,000
 $                                               1,000,000,000
Public offering price
 $                                                         100.00
 $                                                           99.20
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.95%
0.45%
Rating
Ba2/BB-
Ba2/BB
BB-/BB
Current yield
8.63%
9.25%
7.80%
Benchmark vs Spread (basis points)
417.5 bp
340 bp
434 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
6,615,000
 $
6,615,000
0.55%
-3.13%
-0.63%
6/30/2004
Total

6,615,000
 $
6,615,000
0.55%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38470RAA9
639579AF8
729136AG6
Issuer
GRAHAM PACKAGING CO
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRAHAM 8.5% 10/15/2012
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 250,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 250,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
Caa2/CCC+
Caa1/CCC+
B3/B
Current yield
8.50%
8.92%
12.84%
Benchmark vs Spread (basis points)
462 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
3,590,000
 $
3,590,000
1.44%
2.00%
0.18%
9/30/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38470RAB7
639579AF8
729136AG6
Issuer
GRAHAM PACKAGING CO
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRAHAM 9.875% 10/15/2014
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 375,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 375,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
Caa2/CCC+
Caa1/CCC+
B3/B
Current yield
9.88%
8.92%
12.84%
Benchmark vs Spread (basis points)
578 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,985,000
 $
2,985,000
0.80%
2.23%
0.00%
9/29/2004



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
020084936
828709AE5
74112BAA3
Issuer
GROHE HOLDING GMBH
SIMMONS CO
PRESTIGE BRANDS INC
Underwriters
Ctigroup, CSFB, Deutsche Bank AG London
DBSI, Goldman Sachs, UBS
BofA, Citigroup, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GROHE 8.825% 10/1/2014
SIMMON 7.875% 1/15/2014
PREBRA 9.25% 4/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2004
12/10/2003
3/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 407,058,517
 $                                                 200,000,000
 $                                                 210,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 407,058,517
 $                                                 200,000,000
 $                                                 210,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.50%
Rating
B3/B-
Caa1/B-
Caa1/CCC+
Current yield
8.63%
7.88%
9.25%
Benchmark vs Spread (basis points)
462 bp
336 bp
550 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,855,000
 $
2,855,000
0.70%
26.88%
0.69%
9/30/2004
Total

2,855,000
 $
2,855,000
0.70%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
48282BAC7
019012077
019002390
Issuer
KABEL DEUTSCHLAND GMBH
CABLECOM LUXEMBOURG SCA
NTL CABLE PLC
Underwriters
Citigroup, Deutsche Bank AG London,
Goldman Sachs Intl, Morgan Stanley Intl
Deutsche Bank AG London, Goldman Sachs
Intl, JP Morgan, BNP Paribas, CSFB
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
KABEL 10.625%, 7/1/2014
CABCOM 9.375%, 4/15/2014
NTLI 8.75%, 4/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/24/2004
4/1/2004
4/2/2004
Total dollar amount of offering sold to QIBs
 $                                                 610,000,000
 $                                                 358,585,007
 $                                                 425,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 610,000,000
 $                                                 358,585,007
 $                                                 425,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.59%
2.50%
2.25%
Rating
B3/B
Caa1/CCC+
B3/B-
Current yield
10.63%
9.38%
8.75%
Benchmark vs Spread (basis points)
600 bp
540 bp
345 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
6,900,000
 $
6,900,000
1.13%
2.75%
0.19%
6/30/2004
Total

6,900,000
 $
6,900,000
1.13%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
624755AA2
81727HAA2
055381AP2
Issuer
MUELLER GROUP INC
SENSUS METERING SYSTEMS
BE AEROSPACE
Underwriters
CSFB, DBSI, JP Morgan
CSFB, Goldman Sachs
CSFB, Jefferies, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MUEGRO Float, 11/1/2011
SENSUS 8.625%, 12/15/2013
BEAV 8.5%, 10/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2004
12/11/2003
10/1/2003
Total dollar amount of offering sold to QIBs
 $                                                 100,000,000
 $                                                 275,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 100,000,000
 $                                                 275,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.75%
Rating
B3/B-
Caa1/B-
B3/B+
Current yield
5.92%
8.63%
8.50%
Benchmark vs Spread (basis points)
Libor + 475 bp
454 bp
321 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,740,000
 $
2,740,000
2.74%
4.00%
-0.31%
6/30/2004



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
624955AC8
055381AP2
469865AB5
Issuer
MUELLER GROUP INC
BE AEROSPACE
JACUZZI BRANDS INC
Underwriters
CSFB, DBSI, JP Morgan
CSFB, Jefferies, JP Morgan
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MUEGRO 10%, 5/1/2012
BEAV 8.5%, 10/1/2010
JJZ 9.625%, 7/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2004
10/1/2003
1/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 315,000,000
 $                                                 175,000,000
 $                                                 380,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 315,000,000
 $                                                 175,000,000
 $                                                 380,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
2.50%
Rating
Caa1/B-
B3/B+
B3/B
Current yield
10.00%
8.50%
9.63%
Benchmark vs Spread (basis points)
603 bp
352 bp
351 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
3,040,000
 $
3,040,000
0.97%
2.96%
0.00%
4/8/2004
Total

3,040,000
 $
3,040,000
0.97%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
62941FAA6
171871AA4
600814AH0
Issuer
NTL CABLE PLC
CINCINNATI BELL INC
MILLICOM INTL CELLULAR
Underwriters
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
BofA, CSFB, Goldman Sachs, Fleet,
McDonald, PNC Capital, RBC Capital,
Wachovia
Morgan Stanley, Citigroup, CSFB, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NTLI 8.75%, 4/15/2014
CBB 7.25%, 7/15/2013
MICC 10%, 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/2/2004
7/2/2003
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 425,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 425,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.00%
Rating
B3/B-
B2/B-
B3/B-
Current yield
8.75%
7.25%
10.00%
Benchmark vs Spread (basis points)
463 bp
376 bp
582 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
3,355,000
 $
3,355,000
0.79%
3.92%
0.69%
4/23/2004



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
ISIN:  USU7410MAB38
018356848
656844AA5
Issuer
PRIDE INTERNATIONAL INC
EL PASO PRODUCTION HLDG
NORTH AMER ENERGY PARTNR
Underwriters
BofA, Citigroup, DBSI, BNP Paribas, Calyon,
Natexis
Citigroup, CSFB
BNP Paribas, RBC Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PDE 7.375%, 7/15/2014
EP 7.75%, 6/1/2013
NAEPI 8.75%, 12/1/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/22/2004
5/20/2003
11/21/2003
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                               1,200,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                               1,200,000,000
 $                                                 200,000,000
Public offering price
 $                                                           99.47
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
2.75%
3.00%
Rating
Ba2/BB-
B3/B-
B2/B+
Current yield
7.45%
7.75%
8.75%
Benchmark vs Spread (basis points)
275 bp
408 bp
453 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,200,000
 $
2,188,428
0.44%
1.00%
0.00%
6/22/2004
Total

2,200,000
 $
2,188,428
0.44%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAD7
011679AC1
749121BS7
Issuer
QWEST CORPORATION
ALASKA COMM SYS HLDGS
QWEST COMMUNICATIONS INT
Underwriters
DBSI, Goldman Sachs, Lehman Brother,
BofA, CSFB, Wachovia, BNY, Citigroup, RBS,
Wells Fargo
Chase Securities
JP Morgan, Morgan Stanley, UBS, BofA
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7.875% 9/1/2011
ALSK 9.375% 5/15/2009
QUS Float 2/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/12/2004
5/1/1999
1/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.68
 $                                                           99.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.25%
1.75%
Rating
Ba3/BB-
B3/B-
B3/B
Current yield
8.13%
9.64%
8.93%
Benchmark vs Spread (basis points)
454 bp
616 bp
545 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
1,905,000
 $
1,879,759
0.33%
-1.09%
0.00%
8/12/2004
Total

1,905,000
 $
1,879,759
0.33%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
900123AV2
900123AQ3
105756BC3
Issuer
REPUBLIC OF TURKEY
REPUBLIC OF TURKEY
FED REPUBLIC OF BRAZIL
Underwriters
Citigroup, Morgan Stanley, Bear Stearns,
CSFB, Deutsche Bank AG London, Disbank,
Goldman Sachs Intl, HSBC, JP Morgan,
Kocbank, Lehman Brothers Intl, Merrill Lynch
Intl, UBS
JP Morgan, Salomon
Goldman Sachs, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TURKEY 7.25% 3/15/2015
TURKEY 10.5% 1/13/2008
BRAZIL Float 6/29/2009
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2004
11/7/2002
6/21/2004
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.57
 $                                                           99.16
 $                                                           99.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.35%
0.25%
Rating
B1/BB-
B1/BB-
B1/BB-
Current yield
7.45%
10.80%
7.04%
Benchmark vs Spread (basis points)
333 bp
288 bp
396 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
3,785,000
 $
3,730,988
0.38%
-0.94%
0.00%
9/30/2004
Total

3,785,000
 $
3,730,988
0.38%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
79604VAK1
828709AB1
469865AA7
Issuer
SAMSONITE CORP
SIMMONS-CALL
JACUZZI BRANDS INC
Underwriters
Merrill Lynch, DBSI, Lehman Brothers, UBS
Suntrust Bank
CSFB, Banc On, Fleet, Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SAMC 8.875%, 6/1/2011
SIMMON 10.75%, 4/15/2006
JJZ 9.625% 7/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/25/2004
4/18/1996
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                 205,000,000
 $                                                 100,000,000
 $                                                 380,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 205,000,000
 $                                                 100,000,000
 $                                                 380,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.71%
2.75%
2.50%
Rating
B3/B-
B3/B+
B3/B
Current yield
8.88%
10.75%

Benchmark vs Spread (basis points)
447.5 bp
330 bp
428 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
7,655,000
 $
7,655,000
3.73%
3.50%
1.86%
6/30/2004
Total

7,655,000
 $
7,655,000
3.73%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
861594AA7
729136AF8
373298CE6
Issuer
STONE CONTAINER FINANCE
PLIANT CORP
GEORGIA-PACIFIC CORP
Underwriters
BoA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon Securities, Scotia
Capital, SG Cowen
JP Morgan
Citigroup, DBSI, UBS, BofA, Goldman Sachs,
JP Morgan, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SSCC 7.375% 7/15/2014
PLIANT 11.125% 9/1/2009
GP 8% 1/15/2024
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/15/2004
9/1/2003
12/4/2003
Total dollar amount of offering sold to QIBs
 $                                                 200,000,000
 $                                                 250,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 200,000,000
 $                                                 250,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.90%
2.25%
1.25%
Rating
B2/B
B3/B-
Ba3/BB+
Current yield
7.38%
11.13%
8.00%
Benchmark vs Spread (basis points)
289 BP
285 bp
225 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
1,645,000
 $
1,645,000
0.82%
1.25%
0.00%
7/15/2004
Total

1,645,000
 $
1,645,000
0.82%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAF0
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs,
Merrill Lynch, Bear Stearns, Credit Lyonnais,
JP Morgan, Lehman Brothers, Morgan
Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 10.75% 8/15/2014
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 ??
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.75%
2.75%
Rating
B3/B-
B2/B+
Ba3/B+
Current yield
10.75%
7.00%
??
Benchmark vs Spread (basis points)
634 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
1,645,000
 $
1,645,000
0.60%
6.53%
2.40%
9/10/2004
Total

1,645,000
 $
1,645,000
0.60%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAD5
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs,
Merrill Lynch, Bear Stearns, Credit Lyonnais,
JP Morgan, Lehman Brothers, Morgan
Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 9% 8/15/2012
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 ??
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
??
0.75%
2.75%
Rating
B2/B-
B2/B+
Ba3/B+
Current yield
9.00%
7.00%
??
Benchmark vs Spread (basis points)
478 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,175,000
 $
2,175,000
0.73%
2.31%
0.00%
8/11/2004
Total

2,175,000
 $
2,175,000
0.73%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
934548AA6
17243RAA9
45245EAF6
Issuer
WARNER MUSIC GROUP
CINEMARK INC
IMAX CORP
Underwriters
BofA, Deutsche Bank AG London, Lehman,
Merrill Lynch
Goldman Sachs, Lehman, BNY, CIBC, DBSI
CSFB, Jefferies, US Bancorp, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WARMUS 7.375%, 4/15/2014
CINMRK 9.75%, 3/15/2014
IMXCN 9.625%. 12/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
Co-Manager
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2004
3/29/2004
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 465,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 465,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Public offering price
 $                                                         100.00
 $                                                           62.37
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.69%
Rating
B3/B-
Caa1/B-
B3/B-
Current yield
7.38%
9.90%
9.63%
Benchmark vs Spread (basis points)
353 bp
595 bp
502 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
1,685,000
 $
1,685,000
0.36%
2.88%
0.00%
4/1/2004
Total

1,685,000
 $
1,685,000
0.36%